UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 6, 2011
Date of report (Date of earliest event reported)

Gramercy Capital Corp.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Avenue	10170
New York, New York	(Zip Code)
(Address of Principal Executive Offices)

(212) 297-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)           The annual meeting of stockholders (the "Annual Meeting") of Gramercy Capital Corp. (the "Company") was held on December 6, 2011, at which 39,275,090 shares of the Company's common stock were represented in person or by proxy representing approximately 77.75% of the issued and outstanding shares of the Company's common stock entitled to vote.

(b)           At the Annual Meeting, the Company's stockholders (i) elected the two Class I directors named below to serve until the Company's 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify; (ii) ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011; (iii) approved, on a non-binding advisory basis, the compensation of the Company's named executive officers; and (iv) determined, on a non-binding advisory basis, the frequency of holding future stockholder advisory votes on the compensation of the Company's named executive officers. The proposals are described in detail in the Company's 2011 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i)           The voting results with respect to the election of each director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey E. Kelter	14,829,271	3,347,270	21,098,549
Charles S. Laven	14,063,567	4,112,974	21,098,549

(ii)           The voting results with respect to the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
35,153,445	180,785	3,940,860	0

(iii)           The voting results with respect to the approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
9,137,858	4,928,334	4,110,349	21,098,549

(iv)           The voting results with respect to the non-binding advisory proposal to determine the frequency of holding future stockholder advisory votes on the compensation of the Company's named executive officers were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
13,635,980	62,121	612,108	3,866,332	21,098,549

The Company intends to hold future non-binding advisory votes on the compensation of its named executive officers at its annual meeting every year until the next required vote on frequency of stockholder votes on named executive officer compensation is held.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2011

GRAMERCY CAPITAL CORP.

By:	/s/ Jon W. Clark
Name: Jon W. Clark
Title: Chief Financial Officer